UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/25/2010

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-04801

Delaware	06-0247840
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

123 Main Street
Bristol, Connecticut
06010
(Address of principal executive offices, including zip code)

(860) 583-7070
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On January 25, 2010, Barnes Group Inc. and Wells Fargo Bank, National Association, as Lender and as Administrative Agent, entered into an amendment to the Company's $35,000,000 unsecured credit agreement dated July 1, 2009 (the "Credit Agreement") to reduce the interest rate applicable to Eurocurrency rate loans from LIBOR plus 4.25% down to LIBOR plus 2.75%. The interest rate for base rate loans remains unchanged. All other provisions of the Credit Agreement continue in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.

Date: January 27, 2010	By:	/s/ Christopher J. Stephens, Jr.
Christopher J. Stephens, Jr.
Senior Vice President, Finance and Chief Financial Officer